Disclaimer

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assumptions and parameters determined by it in good faith. It is important that you
(recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the
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guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice.
The information set forth above has been obtained from or based upon sources believed by
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This material does not purport to contain all of the information that an interested party
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purchase.

Collateral Characteristics

Please populate column D (&E) with the corresponding pool characteristics in Column B.
- For values in currency format, omit $.
- For values in percentage format, provide data to 3 decimal places and omit %.
- For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.
- For MI Flag, Y or N.
	Deal Name		Data
Collateral Characteristics	Pool Balance		$898,836,999.91
	# of Loans	#	8,207
	Avg Prin Balance		$109,521
	WAC	%	8
	WA Net Rate	%	7
	WAM	#	342
	Seasoning	#	2
	Second Liens	%	3
	WA CLTV	%	79.80
	WA FICO	#	601
	Prepay Penalties	%	62
Arm Characteristics	WAC (Arms only)%		8
	WAM (Arms only)	#	358
	WA Margin	%	8
	WA Initial Cap	%	2
	WA Periodic Cap	%	1
	WA Cap	%	15
	WA Months to Roll	#	24
Loan Type	Fixed	%	38
	Balloons	%	0.30
	2/28 Arms	%	51
	3/27 Arms	%	10
	Other Hybrid Arms	%	1
Index	1-Month LIBOR	%	0
	6-Month LIBOR	%	98
	Other Index	%	0	12m LIBOR
Loan Purpose	Purchase	%	9
	Cash-Out Refi	%	67.30
	Rate-Term Refi	%	24
	Debt Consolidation	%	0
Occupancy Status	Owner	%	98.80
	Second Home	%	0
	Investor	%	1
Property Type	Single Family	%	86
	2-4 Family	%	1
	PUD	%	9
	MH	%	1	Also Townhouse - 1.21
	Condo	%	2
Doc Type	Full Doc	%	87
	Stated Doc	%	9
	Limited Doc	%	4
	No Doc	%	0
MI Data	MI Flag	Y/N	N
	% of Pool Covered	%	0
	Effective LTV	%
FICO Distribution	FICO <460%		0.06
	FICO 460-479%		0
	FICO 480-499%		0
	FICO 500-519%		4
	FICO 520-539%		10
	FICO 540-559%		11
	FICO 560-579%		13
	FICO 580-599%		13
	FICO 600-619%		14
	FICO 620-639%		12
	FICO 640-659%		10
	FICO 660-679%		6
	FICO 680-699%		4
	FICO 700-719%		2
	FICO 720-739%		1
	FICO 740-759%		1
	FICO >760%		1

LTV Distribution	LTV <20%		0.12
	LTV 20.01-30%		1
	LTV 30.01-40%		1
	LTV 40.01-50%		2
	LTV 50.01-60%		4.00
	LTV 60.01-70%		9
	LTV 70.01-80%		30
	LTV 80.01-90%		42
	LTV 90.01-100%		11.10
	LTV >100%		-
			Data	Data
Loan Balance Distribution	$ 0-25,000	# & %	$2,908,774.94	0.32
	$ 25,001-50,000	# & %	58,777,168.19	6.54
	$ 50,001-75,000	# & %	110,870,353.37	12.33
	$ 75,001-100,000	# & %	121,767,923.44	13.55
	$ 100,001-150,000	# & %	206,362,444.38	22.96
	$ 150,001-200,000	# & %	137,267,940.38	15.27
	$ 200,001-250,000	# & %	96,286,364.89	10.71
	$ 250,001-300,000	# & %	65,905,298.15	7.33
	$ 300,001-350,000	# & %	45,426,440.78	5.05
	$ 350,001-400,000	# & %	19,976,455.94	2.22
	$ 400,001-450,000	# & %	8,994,773.88	1.00
	$ 450,001-500,000	# & %	8,636,808.54	0.96
	$ 500,001-550,000	# & %	5,231,173.36	0.58
	$ 550,001-600,000	# & %	4,000,780.64	0.45
	$ 600,001-650,000	# & %	1,238,153.41	0.14
	$ 650,001-700,000	# & %	682,865.74	0.08
	$ 700,001-750,000	# & %	2,919,185.21	0.32
	$ 750,001-800,000	# & %	771,529.26	0.09
	$ 800,001-850,000	# & %	812,565.41	0.09
	$ 850,001-900,000	# & %
	$ 900,001-950,000	# & %
	$ 950,001-1,000,000	# & %
	> $ 1,000,001	# & %

Geographic Distribution	AK	%	0.00
	AL	%	0.00
	AR	%	0.56
	AZ	%	2.09
	CA	%	16.56
	CO	%	2.59
	CT	%	1.62
	DC	%	0.00
	DE	%	0.54
	FL	%	6.69
	GA	%	4.68
	HI	%	0.00
	IA	%	0.75
	ID	%	0.40
	IL	%	0.97
	IN	%	2.11
	KS	%	0.58
	KY	%	0.89
	LA	%	2.09
	MA	%	3.11
	MD	%	1.70
	ME	%	0.75
	MI	%	2.67
	MN	%	0.85
	MO	%	2.06
	MS	%	1.28
	MT	%	0.15
	NC	%	2.70
	ND	%	0.02
	NE	%	0.30
	NH	%	0.81
	NJ	%	3.21
	NM	%	0.55
	NV	%	0.82
	NY	%	3.84
	OH	%	4.32
	OK	%	0.85
	OR	%	0.56
	PA	%	4.37
	RI	%	0.43
	SC	%	0.70
	SD	%	0.03
	TN	%	2.31
	TX	%	10.74
	UT	%	0.32
	VA	%	2.97
	VT	%	0.09
	WA	%	2.43
	WI	%	1.60
	WV	%	0.20
	WY	%	0.11

Loans > 600 K

	Please populate appropriate loan characteristics for each loan bucket.

Balance	# of loans	WAC	WA FICO	WA LTV	Owner Occ %	Cashout Refi%	Full Doc%
$600,000-650,000	2	6	627	83	100	0	100
$650,001-700,000	1	6	629	79	100	100	100
$700,001-750,000	4	6	660	76	100	100	100
$750,001-800,000	1	6	690	55	100	100	100
$800,001-850,000	1	7	622	88	100	0	100
$850,001-900,000
$900,001-950,000
$950,001-1,000,000
>$1,000,000
	9	6	649	77	100	68	100

MI vs No MI

Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below.  The sum of the percentages for the with MI and without MI percentages should equal 100%.  The sum of the loans in the matrices below should equal the number of loans in the pool.  If FICO is not available for loan, default to <450 bucket.  If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.

Percentage by range				Loans without MI
					FICOs
		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	0.00	0.00	36.36	29.71	25.41	5.18	0.00	3.34
	20-30	0.66	1.36	12.05	40.78	29.07	11.29	2.68	2.12
	30-40	0.00	1.43	17.29	22.41	33.00	18.54	5.00	2.33
	40-50	0.00	1.14	18.85	30.50	28.84	16.66	2.38	1.62
LTVs	50-60	0.24	1.62	20.77	24.90	29.35	17.17	3.16	2.78
	60-70	0.12	1.75	24.74	23.72	29.22	13.95	5.51	0.98
	70-80	0.00	0.42	19.35	27.26	32.48	15.01	4.35	1.12
	80-90	0.06	0.20	19.66	34.53	30.84	11.17	2.60	0.95
	90-100	0.08	0.00	18.18	34.15	35.21	9.52	2.52	0.34
	>100

			Loans with MI
					FICOs
		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20
	20-30
	30-40
	40-50
LTVs	50-60
	60-70									* For loans which are second liens we
	70-80									show combined LTV.
	80-90
	90-100									** There is no lender paid MI indicated.
	>100

Loan Count			Loans without MI
					FICOs
		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	0	0	7	6	5	1	0	1
	20-30	1	1	13	36	26	9	2	1
	30-40	0	2	32	38	42	19	8	1
	40-50	0	3	50	88	76	49	4	4
LTVs	50-60	1	10	106	117	114	61	18	14
	60-70	2	23	222	231	238	116	33	9
	70-80	0	14	543	675	744	337	92	29
	80-90	3	7	626	1066	889	331	74	27
	90-100	2	0	148	276	338	112	25	9
	>100
	#

			Loans with MI
					FICOs
		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20
	20-30
	30-40
	40-50
LTVs	50-60
	60-70
	70-80
	80-90
	90-100
	>100